     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 1, 2000



                                                     REGISTRATION NO. 333- 36860

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 1


                                       TO

                                    FORM S-1
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                            ------------------------

                                  VELOCOM INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                          4813                         84-1461991
(State or other jurisdiction of  (Primary Standard Industrial          (I.R.S. Employer
incorporation or organization)    Classification Code Number)       Identification Number)

                        6400 South Fiddlers Green Circle
                                   Suite 710
                           Englewood, Colorado 80111
                                 (303) 874-1120
         (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                              Billi R. McCullough
                                General Counsel
                                  VeloCom Inc.
                        6400 South Fiddlers Green Circle
                                   Suite 710
                           Englewood, Colorado 80111
                                 (303) 874-1371
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:

          LESLIE N. SILVERMAN, Esq.                       ANTONIA E. STOLPER, Esq.
      Cleary, Gottlieb, Steen & Hamilton                    Shearman & Sterling
              One Liberty Plaza                             599 Lexington Avenue
           New York, New York 10006                       New York, New York 10022
                (212) 225-2000                                 (212) 848-4000

                            ------------------------

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box: [ ]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [ ]
                            ------------------------

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE



     Amendment No. 1 is being filed solely for the purpose of making certain changes to Part II of the Registration Statement and filing certain exhibits to the Registration Statement.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The following table sets forth the estimated expenses in connection with the issuance and distribution of the common stock being registered, other than underwriting discounts and commissions.

Securities and Exchange Commission registration fee.........  $   79,200
                                                              ----------
National Association of Securities Dealers, Inc. filing
  fee.......................................................  $   30,500
                                                              ----------
Nasdaq national market application fee......................      *
Legal fees and expenses.....................................      *
Accounting fees and expenses................................      *
Blue Sky qualification fees and expenses....................      *
Printing and engraving expenses.............................      *
Registrar and transfer agent's fee..........................      *
Miscellaneous expenses......................................      *
                                                              ----------
          Total.............................................  $   *
                                                              ==========

------------

 * To be filed by amendment.

ITEM 14. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 145 of the Delaware General Corporation Law ("Section 145") permits indemnification of directors, officers, agents and controlling persons of a corporation under certain conditions and subject to certain limitations. The Registrant's Third Amended and Restated Certificate of Incorporation provides that the Registrant shall indemnify all persons whom it may indemnify to the fullest extent permitted under Section 145. Section 145 and the Registrant's Bylaws empower the Registrant to purchase and maintain insurance that protects its officers, directors, employees and agents against liabilities incurred in connection with their service in such positions. The Registrant currently maintains director and officer liability insurance.

     The form of Underwriting Agreement filed as Exhibit 1.1 to this Registration Statement provides for indemnification by the underwriters of the Registrant and its officers and directors, and by the Registrant of the underwriters, for certain liabilities arising under the Securities Act.

ITEM 15. RECENT SALES OF UNREGISTERED SECURITIES.

     The following information relates to securities issued or sold by the Registrant since April 29, 1998, the date of the Registrant's inception. During that time, the Registrant has issued unregistered securities in the transactions described below. Securities issued in such transactions were offered and sold in reliance upon the exemption from registration under Section 4(2) of the Securities Act, relating to offers of securities by an issuer not involving any public offering, or under Rule 701 under the Securities Act, relating to transactions pursuant to compensatory benefit plans and contracts relating to compensation. The offers and sales of securities described below were made without an underwriter and the certificates representing the securities bear a restrictive legend permitting the transfer of the securities only upon their registration under, or pursuant to an exemption from the registration requirements of, the Securities Act.

     (1) From April 29, 1998 to the present, the Registrant has granted options to certain of its employees, directors and certain related parties to purchase an aggregate of 6,277,833 shares of its common stock pursuant to the Registrant's 1998 Stock Option Plan, as amended.

     (2) On May 5, 1998, the Registrant issued an aggregate of 400,000 shares of common stock to Telecom Partners II, L.P. for an aggregate purchase price of $400,000.

     (3) On June 30, 1998, the Registrant issued an aggregate of 3,432,150 shares of common stock to Telecom Partners II, L.P., Centennial Fund V, L.P. and certain of its affiliates, Crescendo World Fund, L.L.C. and certain of the Registrant's directors, for an aggregate purchase price of $3,432,150.

     (4) On January 6, 1999, the Registrant issued an aggregate of 300,000 shares of common stock to certain of its officers and directors for an aggregate purchase price of $300,000.

     (5) On January 26, 1999, the Registrant entered into a Series A Preferred Stock Purchase Agreement for the sale to certain of its stockholders of an aggregate of 10,000,000 shares of Series A preferred stock for an aggregate purchase price of $30,000,000.

     (6) On February 12, 1999, the Registrant issued an aggregate of 75,000 shares of common stock to certain of its officers and REINCO Corp., for an aggregate purchase price of $168,750.

     (7) On May 7, 1999, the Registrant entered into a Second Series A Preferred Stock Purchase Agreement for the sale to certain of its stockholders and certain directors and officers of an aggregate of 5,000,000 shares of Series A preferred stock for an aggregate purchase price of $15,000,000.

     (8) On May 8, 1999, the Registrant issued an aggregate of 25,000 shares of common stock to one of its officers for an aggregate purchase price of $56,250.

     (9) On June 15, 1999, the Registrant issued an aggregate of 141,753 shares of common stock to certain officers and directors, North River Ventures, Inc. Pension Plan and certain other individuals, for an aggregate purchase price of $425,259.

     (10) On June 18, 1999, the Registrant issued an aggregate of 83,333 shares of common stock to one of its officers for an aggregate purchase price of $249,999.

     (11) On September 27, 1999, the Registrant issued an aggregate of 4,330,709 shares of common stock and 7,840,000 shares of Series A preferred stock to SLI Wireless S.A. in exchange for certain assets and approximately $13,800,000 in cash.

     (12) On September 27, 1999 the Registrant issued an aggregate of 1,574,803 shares of common stock and 7,866,333 shares of Series A preferred stock to Formus Communications -- Latin America Holdings, LLC in exchange for certain assets and approximately $20,800,000 in cash.

     (13) On September 27, 1999, the Registrant issued an aggregate of 1,673,228 shares of common stock to Taquari Participacoes S.A. and certain of its affiliates in exchange for certain assets and forgiveness of a note payable from the Registrant to Taquari in a principal amount of $3,300,000.

     (14) On September 27, 1999, the Registrant issued approximately $13,600,000 in aggregate principal amount of 7% secured promissory notes to PCN do Brasil and Inepar S/A Industria e Construcoes in exchange for certain assets.

     (15) On September 29, 1999, the Registrant issued an aggregate of 25,000 shares of common stock to one of its officers for an aggregate purchase price of $75,000.

     (16) On December 6, 1999, the Registrant entered into a Series B Preferred Stock Purchase Agreement for the sale to certain of its stockholders and officers and directors of an aggregate of 24,219,853 shares of Series B preferred stock for an aggregate purchase price of $142,500,000.

     (17) On January 7, 2000, the Registrant entered into a Follow-On Series B/B-1 Preferred Stock Purchase Agreement for the sale to certain of its stockholders and certain officers and directors of an aggregate of 15,479,059 shares of Series B preferred stock and 1,967,754 shares of Series B-1 preferred stock for an aggregate purchase price of $157,000,000.

     (18) On April 20, 2000, the Registrant entered into a Series C Preferred Stock Purchase Agreement for the sale to one of its stockholders and certain of its officers of an aggregate of 5,102,000 shares of Series C preferred stock for an aggregate purchase price of $51,020,000.

ITEM 16. EXHIBITS.


     EXHIBIT NUMBER                              DESCRIPTION
     --------------                              -----------
          1.1**          Form of Underwriting Agreement.
          3.1*           Third Amended and Restated Certificate of Incorporation of
                         the Registrant.
          3.2**          Form of Fourth Amended and Restated Certificate of
                         Incorporation of the Registrant to become effective upon the closing of the offering.
          3.3*           Bylaws of the Registrant.
          3.4**          Form of Amended and Restated Bylaws of the Registrant to
                         become effective upon the closing of the offering.
          4.1            Third Amended and Restated Investors Agreement, dated as of
                         January 7, 2000, as amended February 11, 2000 and April 20,
                         2000, between the Registrant and certain holders of stock.
          4.2**          Form of Common Stock Certificate of the Registrant.
          5.1**          Opinion of Cleary, Gottlieb, Steen & Hamilton as to the
                         legality of the securities being registered (including
                         consent).
         10.1            Common Agreement, dated as of December 27, 1999, among
                         Vesper Sao Paulo S.A., Vesper Holding Sao Paulo S.A., Vesper
                         Sao Paulo Cayman, the Administrative Agents and Citibank,
                         N.A., and Banco Citibank, S.A.(+)
         10.2            Credit Agreement, dated as of December 27, 1999, among
                         Vesper Sao Paulo S.A., Vesper Holding Sao Paulo S.A., Vesper
                         Sao Paulo Cayman and Societe Generale, New York Branch.(+)
         10.3            Common Terms Agreement, dated as of December 13, 1999, among
                         Vesper Holding S.A., Vesper S.A., ABN AMRO Bank N.V., Harris
                         Corporation, Other Pari Passu Facility Agents, and LaSalle
                         Bank National Association.(+)
         10.4            Secured Note Purchase Agreement, dated as of December 13,
                         1999, among Vesper S.A., ABN AMRO Bank N.V., the Banks and other Entities and Nortel Networks Corporation.(+)
         10.5            Secured Note Purchase Agreement, dated as of December 13,
                         1999, among Vesper S.A., ABN AMRO Bank N.V. and Qualcomm
                         Incorporated, the Banks and Other Entities.(+)
         10.6            Equipment Supply and Services Agreement, dated as of August
                         4, 1999, between Mirror S.A. and Ericsson Telecomunicacoes
                         S.A.(+)
         10.7            Equipment Supply and Services Agreement, dated as of July 9,
                         1999, between Mirror S.A. and Nortel Networks
                         Corporation.(+)
         10.8            Equipment Supply and Services Agreement, dated as of
                         September 30, 1999, between Megatel do Brasil S.A. and
                         Lucent Technologies World Services Inc.(+)
         10.9            Technical Services Agreement, dated as of September 27,
                         1999, between the Registrant and Formus Communications, Inc.
         10.10           Technical Services Agreement, Know-How Transfer and
                         Technical Services Agreement and Secondment Agreement, dated as of July 30, 1999, between Bell Canada International Inc.
                         and Megatel do Brasil S.A.
                         In accordance with Instruction 2 to Item 601 of Regulation
                         S-K, the following agreement was not filed as an exhibit
                         because it is substantially identical in all material
                         respects to Exhibit 10.10: Technical Services Agreement,
                         Know-How Transfer and Technical Services Agreement and
                         Secondment Agreement, dated as of May 27, 1999, between Bell
                         Canada International Inc. and Mirror S.A.

     EXHIBIT NUMBER                              DESCRIPTION
     --------------                              -----------
         10.11           Technical Services Agreement, dated May 22, 2000, between
                         the Registrant and Vesper Sao Paulo S.A.
                         In accordance with Instruction 2 to Item 601 of Regulation
                         S-K, the following agreement was not filed as an exhibit
                         because it is substantially identical in all material
                         respects to Exhibit 10.11: Technical Services Agreement,
                         dated May 22, 2000 between the Registrant and Vesper S.A.
         10.12**         Amended and Restated Shareholders Agreement of Vesper
                         Holding Sao Paulo S.A., dated May 2000, among the
                         Registrant, Qualcomm Incorporated and Bell Canada
                         International Inc.
                         In accordance with Instruction 2 to Item 601 of Regulation
                         S-K, the following agreement was not filed as an exhibit
                         because it is substantially identical in all material
                         respects to Exhibit 10.12: Amended and Restated Shareholders
                         Agreement of Vesper Holding S.A. dated May 2000, among the
                         Registrant, Qualcomm Incorporated and Bell Canada
                         International Inc.
         10.13           BV Interativa Shareholders Agreement, dated as of March 22,
                         2000, among the Registrant, Qualcomm Incorporated and Bell
                         Canada International Inc.
         10.14           1998 Stock Option Plan of the Registrant, as amended and
                         restated effective October 15, 1999.
         10.15           Employment Agreement by and between the Registrant and David
                         J. Leonard, effective as of October 1, 1998.
         10.16           Employment Agreement by and between the Registrant and Barry
                         L. Rowan, effective as of July 12, 1999.
         10.17           Employment Agreement by and between the Registrant and John
                         Gowen, effective as of November 9, 1998.
         10.18           Employment Agreement by and between the Registrant and
                         Gregory P. Sadler, effective as of November 2, 1998.
         10.19           Employment Agreement by and between the Registrant and R.
                         Dwayne House, effective as of January 4, 1999.
         10.20           Series A Preferred Stock Purchase Agreements, dated as of
                         January 26, 1999 and May 7, 1999, between the Registrant and certain holders of stock and directors and officers.
         10.21           Series B Preferred Stock Purchase Agreement, dated as of
                         December 6, 1999, between the Registrant and certain holders of stock and directors and officers (as amended on December
                         31, 1999).
         10.22           Follow-On Series B/B-1 Preferred Stock Purchase Agreement,
                         dated as of December 20, 1999, between the Registrant and
                         certain holders of stock and directors and officers.
         10.23           Supplemental Series B Preferred Stock Purchase Agreement,
                         dated as of January 8, 2000.
         10.24           Series C Preferred Stock Purchase Agreement, dated as of
                         April 12, 2000, between the Registrant, El Paso Energy
                         Communications Company and certain officers.
         21.1**          Subsidiaries of the Registrant.

     EXHIBIT NUMBER                              DESCRIPTION
     --------------                              -----------
         23.1*           Consent of Arthur Andersen LLP, Denver, Colorado.
         23.2*           Consent of Arthur Andersen S/C, Rio de Janeiro, Brazil.
         23.3*           Consent of Pistrelli, Diaz Y Asociados, Member Firm of
                         Arthur Andersen.
         23.4**          Consent of Cleary, Gottlieb, Steen & Hamilton (contained in its opinion to be filed as Exhibit 5.1 hereto).
         24.1*           Power of Attorney.
         27.1**          Financial Data Schedule.


---------------


 * Previously filed.



** To be filed by amendment.



 + This Exhibit has been filed separately with the Securities and Exchange
   Commission pursuant to an application for confidential treatment. The confidential portions of this Exhibit have been marked by an asterisk.


ITEM 17. UNDERTAKINGS

     The undersigned registrant hereby undertakes:

          (a) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          (b) (1) That for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective.

              (2) That for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (c) The undersigned registrant hereby undertakes to provide to the underwriters at the closing specified in the Underwriting Agreement certificates in such denominations and registered in such names as required by the underwriters to permit prompt delivery to each purchaser.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Englewood, State of Colorado, on August 1, 2000.


                                            VELOCOM INC.

                                            By: /s/  BARRY L. ROWAN
                                              ----------------------------------
                                              Name: Barry L. Rowan
                                              Title: Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:


                      SIGNATURE                                    TITLES                     DATE
                      ---------                                    ------                     ----

                /s/ DAVID J. LEONARD                   Chief Executive Officer and       August 1, 2000
-----------------------------------------------------    Director (principal executive
                  David J. Leonard                       officer)

                 /s/ BARRY L. ROWAN                    Chief Financial Officer           August 1, 2000
-----------------------------------------------------    (principal financial officer
                   Barry L. Rowan                        and principal accounting
                                                         officer)

                 /s/ FRED A. VIERRA*                   Chairman of the Board of          August 1, 2000
-----------------------------------------------------    Directors
                   Fred A. Vierra

               /s/ WILLIAM J. ELSNER*                  Director                          August 1, 2000
-----------------------------------------------------
                  William J. Elsner

               /s/ STEVEN C. HALSTEDT*                 Director                          August 1, 2000
-----------------------------------------------------
                 Steven C. Halstedt

                 /s/ ANTHONY DAFFER*                   Director                          August 1, 2000
-----------------------------------------------------
                   Anthony Daffer

            /s/ BERNARD W. SCHOTTERS, II*              Director                          August 1, 2000
-----------------------------------------------------
              Bernard W. Schotters, II

               /s/ GUILLERMO LIBERMAN*                 Director                          August 1, 2000
-----------------------------------------------------
                 Guillermo Liberman

              /s/ LUIS GONZALEZ LANUZA*                Director                          August 1, 2000
-----------------------------------------------------
                Luis Gonzalez Lanuza

                 /s/ BERNARD DVORAK*                   Director                          August 1, 2000
-----------------------------------------------------
                   Bernard Dvorak

               /s/ JACQUES GLIKSBERG*                  Director                          August 1, 2000
-----------------------------------------------------
                  Jacques Gliksberg

                      SIGNATURE                                    TITLES                     DATE
                      ---------                                    ------                     ----

                /s/ MICHAEL GREELEY*                   Director                          August 1, 2000
-----------------------------------------------------
                   Michael Greeley

                  /s/ SCOTT PERPER*                    Director                          August 1, 2000
-----------------------------------------------------
                    Scott Perper

                 /s/ WILLIAM SMITH*                    Director                          August 1, 2000
-----------------------------------------------------
                    William Smith

*By:             /s/ BARRY L. ROWAN
    -------------------------------------------------
         Barry L. Rowan, as Attorney-In-Fact

                               INDEX TO EXHIBITS


     EXHIBIT NUMBER                              DESCRIPTION
     --------------                              -----------
          1.1**          Form of Underwriting Agreement.
          3.1*           Third Amended and Restated Certificate of Incorporation of
                         the Registrant.
          3.2**          Form of Fourth Amended and Restated Certificate of
                         Incorporation of the Registrant to become effective upon the closing of the offering.
          3.3*           Bylaws of the Registrant.
          3.4**          Form of Amended and Restated Bylaws of the Registrant to
                         become effective upon the closing of the offering.
          4.1            Third Amended and Restated Investors Agreement, dated as of
                         January 7, 2000, as amended February 11, 2000 and April 20,
                         2000, between the Registrant and certain holders of stock.
          4.2**          Form of Common Stock Certificate of the Registrant.
          5.1**          Opinion of Cleary, Gottlieb, Steen & Hamilton as to the
                         legality of the securities being registered (including
                         consent).
         10.1            Common Agreement, dated as of December 27, 1999, among
                         Vesper Sao Paulo S.A., Vesper Holding Sao Paulo S.A., Vesper
                         Sao Paulo Cayman, the Administrative Agents and Citibank,
                         N.A., and Banco Citibank, S.A.(+)
         10.2            Credit Agreement, dated as of December 27, 1999, among
                         Vesper Sao Paulo S.A., Vesper Holding Sao Paulo S.A., Vesper
                         Sao Paulo Cayman and Societe Generale, New York Branch.(+)
         10.3            Common Terms Agreement, dated as of December 13, 1999, among
                         Vesper Holding S.A., Vesper S.A., ABN AMRO Bank N.V., Harris
                         Corporation, Other Pari Passu Facility Agents, and LaSalle
                         Bank National Association.(+)
         10.4            Secured Note Purchase Agreement, dated as of December 13,
                         1999, among Vesper S.A., ABN AMRO Bank N.V., the Banks and other Entities and Nortel Networks Corporation.(+)
         10.5            Secured Note Purchase Agreement, dated as of December 13,
                         1999, among Vesper S.A., ABN AMRO Bank N.V. and Qualcomm
                         Incorporated, the Banks and Other Entities.(+)
         10.6            Equipment Supply and Services Agreement, dated as of August
                         4, 1999, between Mirror S.A. and Ericsson Telecomunicacoes
                         S.A.(+)
         10.7            Equipment Supply and Services Agreement, dated as of July 9,
                         1999, between Mirror S.A. and Nortel Networks
                         Corporation.(+)
         10.8            Equipment Supply and Services Agreement, dated as of
                         September 30, 1999, between Megatel do Brasil S.A. and
                         Lucent Technologies World Services Inc.(+)
         10.9            Technical Services Agreement, dated as of September 27,
                         1999, between the Registrant and Formus Communications, Inc.
         10.10           Technical Services Agreement, Know-How Transfer and
                         Technical Services Agreement and Secondment Agreement, dated as of July 30, 1999, between Bell Canada International Inc.
                         and Megatel do Brasil S.A.
                         In accordance with Instruction 2 to Item 601 of Regulation
                         S-K, the following agreement was not filed as an exhibit
                         because it is substantially identical in all material
                         respects to Exhibit 10.10: Technical Services Agreement,
                         Know-How Transfer and Technical Services Agreement and
                         Secondment Agreement, dated as of May 27, 1999, between Bell
                         Canada International Inc. and Mirror S.A.

     EXHIBIT NUMBER                              DESCRIPTION
     --------------                              -----------
         10.11           Technical Services Agreement, dated May 22, 2000, between
                         the Registrant and Vesper Sao Paulo S.A.
                         In accordance with Instruction 2 to Item 601 of Regulation
                         S-K, the following agreement was not filed as an exhibit
                         because it is substantially identical in all material
                         respects to Exhibit 10.11: Technical Services Agreement,
                         dated May 22, 2000 between the Registrant and Vesper S.A.
         10.12**         Amended and Restated Shareholders Agreement of Vesper
                         Holding Sao Paulo S.A., dated May 2000, among the
                         Registrant, Qualcomm Incorporated and Bell Canada
                         International Inc.
                         In accordance with Instruction 2 to Item 601 of Regulation
                         S-K, the following agreement was not filed as an exhibit
                         because it is substantially identical in all material
                         respects to Exhibit 10.12: Amended and Restated Shareholders
                         Agreement of Vesper Holding S.A. dated May 2000, among the
                         Registrant, Qualcomm Incorporated and Bell Canada
                         International Inc.
         10.13           BV Interativa Shareholders Agreement, dated as of March 22,
                         2000, among the Registrant, Qualcomm Incorporated and Bell
                         Canada International Inc.
         10.14           1998 Stock Option Plan of the Registrant, as amended and
                         restated effective October 15, 1999.
         10.15           Employment Agreement by and between the Registrant and David
                         J. Leonard, effective as of October 1, 1998.
         10.16           Employment Agreement by and between the Registrant and Barry
                         L. Rowan, effective as of July 12, 1999.
         10.17           Employment Agreement by and between the Registrant and John
                         Gowen, effective as of November 9, 1998.
         10.18           Employment Agreement by and between the Registrant and
                         Gregory P. Sadler, effective as of November 2, 1998.
         10.19           Employment Agreement by and between the Registrant and R.
                         Dwayne House, effective as of January 4, 1999.
         10.20           Series A Preferred Stock Purchase Agreements, dated as of
                         January 26, 1999 and May 7, 1999, between the Registrant and certain holders of stock and directors and officers.
         10.21           Series B Preferred Stock Purchase Agreement, dated as of
                         December 6, 1999, between the Registrant and certain holders of stock and directors and officers (as amended on December
                         31, 1999).
         10.22           Follow-On Series B/B-1 Preferred Stock Purchase Agreement,
                         dated as of December 20, 1999, between the Registrant and
                         certain holders of stock and directors and officers.
         10.23           Supplemental Series B Preferred Stock Purchase Agreement,
                         dated as of January 8, 2000.
         10.24           Series C Preferred Stock Purchase Agreement, dated as of
                         April 12, 2000, between the Registrant, El Paso Energy
                         Communications Company and certain officers.
         21.1**          Subsidiaries of the Registrant.

     EXHIBIT NUMBER                              DESCRIPTION
     --------------                              -----------
         23.1*           Consent of Arthur Andersen LLP, Denver, Colorado.
         23.2*           Consent of Arthur Andersen S/C, Rio de Janeiro, Brazil.
         23.3*           Consent of Pistrelli, Diaz Y Asociados, Member Firm of
                         Arthur Andersen.
         23.4**          Consent of Cleary, Gottlieb, Steen & Hamilton (contained in its opinion to be filed as Exhibit 5.1 hereto).
         24.1*           Power of Attorney.
         27.1**          Financial Data Schedule.


---------------


 * Previously filed.



** To be filed by amendment.



 + This Exhibit has been filed separately with the Securities and Exchange
   Commission pursuant to an application for confidential treatment. The confidential portions of this Exhibit have been marked by an asterisk.